                          REGISTRATION RIGHTS AGREEMENT

                                 BY AND BETWEEN

                                  ESPEED, INC.

                                       AND

                            THE INVESTOR NAMED HEREIN


















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                                TABLE OF CONTENTS


ARTICLE I PIGGYBACK REGISTRATIONS...........................................  3
   1.1    Right to Piggyback................................................  3
   1.2    Piggyback Expenses................................................  4
   1.3    Priority on Primary Registrations.................................  4
   1.4    Priority on Secondary Registrations...............................  4
ARTICLE II HOLDBACK AGREEMENTS..............................................  4
ARTICLE III REGISTRATION PROCEDURES.........................................  5
ARTICLE IV REGISTRATION EXPENSES............................................  7
   4.1    Registration Expenses.............................................  7
   4.2    Holders' Expenses.................................................  7
ARTICLE V UNDERWRITTEN AND OTHER OFFERINGS..................................  7
   5.1    Underwriting Agreement............................................  7
   5.2    Obligations of Participants.......................................  7
ARTICLE VI INDEMNIFICATION..................................................  8
   6.1    Company's Indemnification Obligations.............................  8
   6.2    Holder's Indemnification Obligations..............................  9
   6.3    Notices; Defense; Settlement......................................  9
   6.4    Indemnity Provision............................................... 10
ARTICLE VII DEFINITIONS..................................................... 10
   7.1    Terms............................................................. 10
   7.2    Defined Terms in Corresponding Sections........................... 12
ARTICLE VIII MISCELLANEOUS.................................................. 12
   8.1    Amendments and Waivers............................................ 12
   8.2    Successors and Assigns............................................ 12
   8.3    Notices........................................................... 12
   8.4    Headings.......................................................... 13
   8.5    Gender............................................................ 13
   8.6    Invalid Provisions................................................ 13
   8.7    Governing Law; Forum; Process..................................... 14
   8.8    Counterparts...................................................... 14
   8.9    No Assignment, Binding Effect..................................... 14

                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated this 21st day of August, 2002, by and among eSpeed, Inc., a Delaware corporation (the "Company") and UBS USA Inc. (the "Investor").

                                    RECITALS

                  WHEREAS, the Company desires to grant to the Investor registration rights with respect to the shares (the "Shares") of Class A Common Stock underlying the warrants to purchase 300,000 shares of Class A Common Stock (the "Warrants") issued to the Investor on the date hereof and may grant additional Warrants to purchase up to 200,000 additional shares in the future in accordance with the renewal provisions of that certain Transaction Fee Agreement (the "Renewal Warrants"), dated as of the date hereof, on the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I
                            PIGGYBACK REGISTRATIONS

                  1.1 Right to Piggyback. From and after the date which is 12 months from the date of this Agreement, whenever the Company proposes to register any of its equity securities under the Securities Act (other than a registration effected in connection with a Company stock option or other employee benefit plan (such as a Registration Statement on Form S-8), a registration effected in connection with the conversion of debt securities, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (such as a Registration Statement on Form S-4), or a registration effected in connection with an acquisition), and the form of registration statement to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give notice (the "Notice") to the Investor of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein, subject to the provisions of Section 1.3 and 1.4 hereof. Such requests for inclusion shall be in writing and delivered to the Company within five business days after the Investor's receipt of the Notice and shall specify the number of Registrable Securities intended to be disposed of and the intended method of distribution thereof. Any holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 1.1 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective. The Company is not required to include in a registration any Registrable Securities which the holder would not be entitled to offer to sell under such registration whether by contractual restriction or by law.



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


                  1.2 Piggyback Expenses. The Registration Expenses of the Investor will be paid by the Company in all Piggyback Registrations

                  1.3 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, that number of other shares of Common Stock proposed to be included in such registration by Cantor Fitzgerald Securities and its Affiliates, and their successors and assigns ("Cantor") and (iii) third, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders (including the Investor) exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders (including the Investor) propose to include in such registration.

                  1.4 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders (other than the Investor) of the Company's securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the number of shares of Common Stock requested to be included by the holders exercising their demand registration rights, (ii) second, that number of other shares of Common Stock proposed to be included in such registration by Cantor and (iii) third, that number of other shares of Common Stock proposed to be included in such registration, pro rata among any other holders (including the Investor) exercising their respective piggyback registration rights thereof based upon the total number of shares which such holders (including the Investor) propose to include in such registration.

                                   ARTICLE II
                              HOLDBACK AGREEMENTS

                  In the event the Company or another holder of the Company's stock proposes to enter into an underwritten public offering, each holder of Registrable Securities agrees to enter into an agreement with the managing underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning on the date of such offering and extending for a period recommended by the managing underwriters. The foregoing shall not affect the ability of a holder of Registrable Securities to sell such securities pursuant to Rule 144 under the Securities Act if approved by the underwriters.



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                                   ARTICLE III
                            REGISTRATION PROCEDURES

         Whenever holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement (the "Selling Holders"), the Company will use reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will:

                  (a) use reasonable efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities as soon as practicably thereafter; provided, that as promptly as practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to the Selling Holders copies of all such documents proposed to be filed and (ii) notify each Selling Holder of Registrable Securities covered by such Registration Statement of (x) any request by the Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered; and provided further that the Company shall not be required to keep such Registration Statement effective for more than 30 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

                  (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                  (c) furnish to each Selling Holder, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                  (d) notify each Selling Holder, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to



                                       5

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state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any such Selling Holder, the Company will prepare and furnish such Selling Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (e) subject to other provisions hereof, use all reasonable efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the Selling Holders thereof to consummate the disposition of such Registrable Securities;

                  (f) promptly notify the Selling Holders of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus; and

                  (g) promptly notify the Selling Holders of the occurrence of any pending material merger, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates which makes it imprudent for the Company to be in registration, as determined in the good faith judgment of the Company (a "Black-Out Period").

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or any regulatory authority. The Company may exclude from such Registration Statement any holder who fails to provide such information.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (a), (e), (h) or (i) above, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (a) or (d) above, or in the case of a Black-Out Period until the Company notifies the Selling Holders that the period has ended, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies,



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


other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. The periods referred to in paragraph (a) above for maintaining the effectiveness of the Registration Statement shall be extended for a period equal to the period during which the disposition of the Registrable Securities is discontinued as set forth in the immediately preceding sentence.


                                   ARTICLE IV
                             REGISTRATION EXPENSES

                  4.1 Registration Expenses. All registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, listing fees for securities to be registered on a national securities exchange or The Nasdaq Stock Market and all independent certified public accountants, underwriters (excluding discounts and commissions), fees and expenses of counsel to the Company and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company as provided in Section 1.2 of this Agreement.

                  4.2 Holders' Expenses. The Company shall have no obligation to pay (i) any underwriting discounts or commissions attributable to the sale, or potential sale, of Registrable Securities, which expenses will be borne by all Selling Holders of Registrable Securities included in such registration; and (ii) any fees or expenses of counsel or others retained by the Selling Holders in connection with the sale, or potential sale, of Registrable Securities.


                                    ARTICLE V
                        UNDERWRITTEN AND OTHER OFFERINGS

                  5.1 Underwriting Agreement. If requested by the underwriters for any underwritten offering involving the Registrable Securities, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory to the Company and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including, without limitation, indemnities customarily included in such agreements. The holders of the Registrable Securities will cooperate in good faith with the Company in the negotiation of the underwriting agreement.

                  5.2 Obligations of Participants. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement. In addition, the



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Company may require each Selling Holder to promptly furnish in writing to the
Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such Registration Statement any Holder who fails to provide such information.


                                   ARTICLE VI
                                INDEMNIFICATION

                  6.1 Company's Indemnification Obligations. The Company agrees to indemnify and hold harmless each of the holders of any Registrable Securities covered by any Registration Statement referred to herein and each other Person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Holder Indemnitees") against any and all loss, liability, claim, damage or reasonable expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of any holder expressly for use in the preparation of any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus or Prospectus (or any amendment or supplement thereto); provided further, that (other than in connection with an underwritten offering) the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this Section 6.1 with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such Holder Indemnitee results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder; and provided further, that the Company will not be liable to any holder or any other Holder Indemnitee under the indemnity agreement in this Section 6.1 to the extent that any such loss, liability, claim or expense arises out of or is based upon an untrue statement or omission in any Prospectus, even if an amended and corrected Prospectus is not furnished to such holder, but only to the extent that the holder, after being notified by the Company pursuant to paragraph (d) of Article III hereof, continues to use such Prospectus and in such case and to the extent of, and with respect to, damages which arise after the holder receives such notice.

                  6.2 Holder's Indemnification Obligations. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1 of this Agreement) the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made about such holder in reliance upon and in conformity with information furnished to the Company by or on behalf of such holder expressly for inclusion in such Registration Statement. The obligations of each holder pursuant to this Section
6.2 are to be several and not joint.

                  6.3 Notices; Defense; Settlement. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 6.1 or Section 6.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6.1 or Section 6.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in the reasonable opinion of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all the Selling Holders, selected by a majority of the Selling Holders or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions, as applicable. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable opinion of counsel to any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding



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in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. The indemnified party will not, without the prior written consent of the indemnifying party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnifying party or any Person who controls such indemnifying party is a party to such claim, action, suit or proceeding). Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                  6.4 Indemnity Provision. The Company and each holder of Registrable Securities requesting registration shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority.


                                   ARTICLE VII
                                  DEFINITIONS

                  7.1 Terms. As used in this Agreement, the following defined terms shall have the meanings set forth below:

         "Affiliate" means, with respect to any specified party, any other individual, partnership, corporation or other organization, whether incorporated or unincorporated, who, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified party. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a party, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

         "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

         "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company and any securities into which the Class A Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of the Class A Common Stock.

         "Commission" means the U.S. Securities and Exchange Commission.



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         "Common Stock" means the shares of Common Stock, regardless of designation, of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Prospectus" means the Prospectus included in any Registration Statement (including without limitation, a Prospectus that disclosed information previously omitted from a Prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means (i) the Class A Common Stock issued or issuable at any time upon the exercise of the Warrants or Renewal Warrants (if Renewal Warrants are issued), and (ii) any securities issued or received in respect of, or in exchange or in substitution for any of the foregoing. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they (w) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (x) may be sold pursuant to Rule 144 under the Securities Act without volume or manner of sale limitation (or any similar provisions then in force), (y) have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend and not subject to any stop order and such securities may be publicly resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act, or (z) have ceased to be outstanding. In addition, upon the breach by an Investor or its Affiliate of the restrictions contained in Section 8.11, any Registrable Securities held by such Investor shall cease to be Registrable Securities.

         "Registration Statement" means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

                  7.2 Defined Terms in Corresponding Sections. The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

"Agreement"                --                               Preamble
"Cantor"                   --                               Section 1.3
"Company"                  --                               Preamble
"Holder Indemnitees"       --                               Section 6.1
"Investor"                 --                               Preamble
"Notice"                   --                               Section 1.1
"Piggyback Registration"   --                               Section 2.1
"Registration Expenses"    --                               Section 4.1
"Renewal Warrants"         --                               Preamble
"Selling Holder"           --                               Article III
"Warrants"                 --                               Recitals


                                  ARTICLE VIII
                                 MISCELLANEOUS

                  8.1 Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Investor. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  8.2 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  8.3 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by



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


pre-paid registered or certified mail, return receipt requested or mailed by overnight courier prepaid to the parties at the following addresses or facsimile numbers:

                  If to the Company, to:
                           eSpeed, Inc.
                           135 East 57th Street, 3rd Floor
                           New York, New York  10022

                           Facsimile No.: (212) 829-4708
                           Attn.: General Counsel

                  with a copy to:

                           Swidler Berlin Shereff Friedman, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York  10174
                           Facsimile No.:  (212) 938-5000
                           Attn.: General Counsel

                  If to the Investor, to the address set forth on the signature page hereto.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 8.3, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 8.3, be deemed given upon receipt of confirmation,
(iii) if delivered by mail in the manner described above to the address as provided in this Section 8.3, be deemed given on the earlier of the third full Business Day following the day of mailing or upon receipt, and (iv) if delivered by overnight courier to the address provided in this Section 8.3, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  8.4 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  8.5 Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

                  8.6 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely



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


affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  8.7 Governing Law; Forum; Process. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of New York or any federal court sitting in the State of New York for purposes of any suit, action or other proceeding arising out of this Agreement (and agrees not to commence any action, suit or proceedings relating hereto except in such courts). Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, which is brought by or against it, in the courts of the State of New York or any federal court sitting in the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  8.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of a facsimile version of one or more signatures to this Agreement shall be deemed adequate delivery for purposes of this Agreement.

                  8.9 No Assignment; Binding Effect Neither this Agreement nor any right, interest or obligation hereunder may be assigned by the Investor without the prior written consent of the Company and any attempt to do so will be null and void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.




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



                                       COMPANY:

                                       eSpeed, Inc.

                                       By: /s/ Lee Amaitis
                                          -------------------------------
                                              Name:  Lee Amaitis
                                              Title: Global Chief Operating
                                                     Officer




                                       INVESTOR:

                                       UBS USA Inc.


                                       By: /s/ Per Dyrvik
                                          -------------------------------
                                              Name: Per Dyrvik
                                              Title: Managing Director
                                              Address: 680 Washington Blvd.,
                                                       Stamford, CT















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